CONSIGNMENT AGREEMENT


     This consignment agreement (the "Agreement") is made and entered into this 1st day of September, 2001, between Nicklebys.com, Inc. (the "Consignor"), whose offices are located at 12441 West 49th Avenue, Suite #1, Wheat Ridge, Colorado 80033, and Thomas H. Akins Company, Inc., d/b/a Margaret Smith Gallery (the "Consignee"), whose offices are located at 8090 Main Street, Ellicott City, Maryland 21043.

     1.   Consignment.  During the term of this Agreement,  the Consignor  shall
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consign to the Consignee and the Consignee shall accept consignment of the works of art listed on Exhibit A attached hereto and incorporated herein by this reference.

     2.   Delivery.   The Consignor shall be  responsible  for  delivery  of the
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consigned   works  to  the   Consignee.   All  costs  of   delivery   (including
transportation and insurance) shall be paid by the Consignee.

     3.    Title  and  Receipt.    The  Consignor  warrants  that  it  possesses
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unencumbered title to all works consigned to the Consignee under this Agreement.
Title to the consigned work shall remain in the Consignor until it is paid in full. The Consignee acknowledges receipt of the works described on Exhibit A attached to this Agreement.

     4.   Cost  of Works  to Consignee.   The Consignee  agrees that the cost to
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the  Consignee  of each work  listed on  Exhibit A shall be the amount set forth opposite the work on Exhibit A.

     5.   Payment.   The  Consignee shall  pay the Consignor  the full amount of
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the cost of each work sold  within  seven (7) days after the date of sale.  This shall apply to deferred, installment and approval sales.

     6.   Approval Sales.  The Consignee shall not permit any consigned  work to
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remain in the possession of a customer for the purpose of sale on approval for a period exceeding seven (7) days.

     7.   Exhibitions.  The Consignee  shall  arrange, install and publicize the
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consigned  works received from the Consignor for  exhibition  during the term of this Agreement. The Consignee shall bear the entire cost of exhibition and other promotional efforts.

     8.   Loss or Damage.  The Consignee shall be responsible for loss or damage
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to the consigned  works from the date of delivery to the  Consignee  through the date of return to the Consignor. The Consignee shall insure each consigned work described on Exhibit A for the benefit of the Consignor in the amount of the cost of the work set forth on Exhibit A.

     9.   Statement  of  Account.  The  Consignee  shall  give  the  Consignor a
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Statement  of  Account  within  seven (7) days  after  the close of the  exhibit described in Section 7. The statement shall include the following information:



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          (1)   A description of the work(s) sold and the date of sale;

          (2)   The amount due to the Consignor; and

          (3)   The location of any unsold work(s).

The Consignee warrants that the Statement of Account shall be accurate and complete in all respects. The Consignor shall have the right to inspect the financial records of the Consignee pertaining to any transaction involving the sale of any consigned work of art.

     10.   Security.  The consigned works shall be held in trust for the benefit
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of the Consignor, and not be subject to claim by a creditor of the Consignee. In the event of any default by the Consignee, the Consignor shall have all rights of a secured party under the Uniform Commercial Code.

     11.   Term of Agreement.   This Agreement  shall commence  upon the date of
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signing and shall continue in effect until November 1, 2001.

     12.   Return  of  Works.   The Consignee shall be responsible for return of
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all works not sold as of the date of termination of the Agreement. The Consignee
shall  bear  the  entire  cost  of  return   (including   packaging   (crating),
transportation and insurance) of the consigned work(s).

     13.   Non-Assignability.  This Agreement is not assignable by either party.
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     14.   Entire  Agreement.  This agreement  represents  the entire  Agreement
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between the Consignor and the Consignee and supersedes  all prior  negotiations, representations and agreements whether oral or written. This Agreement may only be amended by a written instrument signed by both parties.

     15.   Governing  Law.  The laws of the State of Colorado  shall govern this
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Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


CONSIGNOR:                                           CONSIGNEE:

NICKLEBYS.COM, INC.                        THOMAS H. AKINS COMPANY, INC.,
                                           D/B/A MARGARET SMITH GALLERY



By: /s/ Bruce A. Capra                     By: /s/ Paul Myers
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           Bruce A. Capra, President                       Paul Myers, Secretary














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